===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               GSI LUMONICS INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


               ------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                               GSI LUMONICS INC.
                              105 Schneider Road
                            Kanata, Ontario K2k 1Y3

             NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                                 May 11, 1999

   NOTICE IS HEREBY GIVEN THAT the annual and special meeting of the shareholders of GSI LUMONICS INC. (the "Corporation") will be held on Tuesday, May 11, 1999 at 10:00 a.m. (Ottawa time) at the Chateau Laurier Hotel, 1 Rideau Street, Ottawa, Ontario, for the following purposes:

  (a) to receive the annual report of the Corporation and the consolidated financial statements of the Corporation for the fiscal year ended December 31, 1998, together with the auditors report thereon;

  (b) to elect directors;

  (c) to appoint auditors and to authorize the Directors to fix the auditors' remuneration;

  (d) to consider and, if thought fit, adopt Resolution No. 1 to approve the amendment to the Corporation's 1995 Stock Option Plan as described in the management proxy circular accompanying this notice;

  (e) to consider and, if thought fit, adopt Resolution No. 2 to ratify, confirm and approve the Corporation's Shareholders Rights Plan as described in the management proxy circular accompanying this notice; and

  (f) to transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

   Only those GSI Lumonics Inc. shareholders of record at the close of business on April 6, 1999 will be entitled to vote at the meeting and at any adjournment or postponement thereof, except to the extent that any such holder has transferred any of the common shares after that date and the transferee of such common shares establishes proper ownership and requests on or before the commencement of the meeting that his name be included in the list of shareholders for the meeting.

   A copy of the management information circular and a form of proxy accompanies this notice, as well as a copy of the Corporation's Annual Report which contains the financial statements of the Corporation and the report of the auditors thereon for the fiscal year ended December 31, 1998 and management's discussion and analysis of financial condition and results of operation relating thereto.

   DATED at Ottawa, Ontario this 12th day of April, 1999.

                        By Order of the Board of Directors

                           Charles J. Gardner, Q.C.
                              CORPORATE SECRETARY

   Shareholders who are unable to attend the meeting in person are requested to date and sign the enclosed form of proxy or other appropriate form of proxy and return it to Montreal Trust Company of Canada in the addressed envelope enclosed not later than Monday, May 10, 1999. In order to be represented by proxy, you must complete and submit the enclosed form of proxy or other appropriate form of proxy.

                               GSI LUMONICS INC.

                           Management Proxy Circular
                            Solicitation of Proxies

   This Management Proxy Circular is furnished in connection with the solicitation of proxies by the management of GSI Lumonics Inc. (the "Company") for use at the Annual and Special Meeting of Shareholders to be held at 10 a.m. (local time) on Tuesday, May 11, 1999 at the Chateau Laurier Hotel, 1 Rideau Street, Ottawa, Ontario, Canada. The solicitation will be made by mail but proxies may also be solicited personally by employees of the Company. The cost of solicitation has been or will be borne by the Company. The Company may also pay brokers or nominees holding common shares of the Company in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals.

   All monetary amounts referred to herein are stated in United States dollars unless otherwise stated. Unless the context indicates otherwise, the Company refers to GSI Lumonics Inc. and its subsidiaries.

   The Notice of the Meeting, this Management Proxy Circular and the form of Proxy will be forwarded on or about April 12, 1999 to the registered shareholders of the Company's common shares on April 6, 1999.

                     Appointment and Revocation of Proxies

   The persons named in the enclosed form of proxy are officers of the Company. A shareholder may appoint a person to represent him or her at the meeting, other than the persons already named in the accompanying form of proxy, by inserting the name of such other person in the blank space provided in the form of proxy or by completing another proper form of proxy. Such person need not be a shareholder. The completed form of proxy must be deposited with the Company at its principal executive offices at 105 Schneider Road, Kanata, Ontario, K2K 1Y3 or Montreal Trust Company of Canada, 151 Front Street West, 8th Floor Toronto, Ontario, M5J 2N1, in either case no later than 5:00 p.m. (Ottawa time) on May 10, 1999, or, if the meeting is adjourned, before commencement of the reconvened meeting.

   The shareholder executing the form of proxy may revoke it as to any manner on which a vote has not already been cast pursuant to the authority confirmed by such proxy a) by delivering another properly executed form of proxy bearing a later date and depositing it in the manner described above; b) by delivering an instrument in writing revoking the proxy, executed by the shareholder or by the shareholder's attorney authorized in writing, i) at the registered office of the Company, at any time up to and including the last business day preceding the date of the meeting, or at any reconvened meeting following its adjournment, or ii) with the chairman of the meeting on the day of the meeting, or at any reconvened meeting following its adjournment; or c) in any other manner permitted by law.

                               Voting of Proxies

   The officers named in the form of proxy accompanying this Circular will vote the common shares of the Company in respect of which they are appointed proxy in accordance with the directions of the shareholder appointing them. In the absence of such direction, such shares will be voted for the election of Directors, for the appointment of Ernst & Young as auditors and for Resolution No. 1--Proposal to Amend the 1995 Stock Option Plan and for Resolution No. 2-- Proposal to Approve the Shareholder Rights Plan.

   The New Brunswick Business Corporations Act (the "Act") provides by section 65(1) for cumulative voting for the election of Directors so that each shareholder entitled to vote at an election of Directors has the right to cast a number of votes equal to the number of votes attached to the shares held by such shareholders multiplied by the number of Directors to be elected and may cast all such votes in favour of one candidate or distribute them among the candidates in any manner. The Act further provides, in section 65(2), that a separate vote of shareholders shall be taken with respect to each candidate nominated for Director unless a resolution is passed unanimously permitting two or more persons to be elected by a single resolution. Where a shareholder has voted for more than one candidate without specifying the distribution of votes among such candidates, the shareholder shall be deemed to have divided the votes equally among the candidates for whom such shareholder voted. If a shareholder desires to distribute votes otherwise than equally among the nominees for whom such shareholder has directed persons in the enclosed form of proxy to vote, such shareholder must do so personally at the meeting or by another form of proxy. On any ballot that may be called for the election of directors, the persons named in the enclosed form of proxy intend to cast the votes to which the shares represented by such proxy are entitled equally among all the proposed nominees whose names are set forth in the table under "Election of Directors" below, except those, if any, excluded by the shareholder in the proxy, or unless the shareholder who has given such proxy has directed that the shares be withheld from voting in the election of directors.

   The enclosed form of proxy confers discretionary authority on the person named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and other matters which may properly come before the meeting. At the date of this Circular, the management of the Company knows of no such amendments, variations or other matters.

   Proxies to be used at the meeting must be deposited with the Company or its transfer agent and registrar, Montreal Trust Company of Canada, prior to the commencement of the meeting. If you are unable to attend the meeting, please date, sign and return the accompanying form of proxy to Montreal Trust Company of Canada. Broker non-votes are not treated as votes cast or common shares entitled to vote with respect to any matter described in this Management Proxy Circular.

                        Voting and Ownership of Shares

   At the date of this Circular the Company had 34,161,917 common shares outstanding. Each shareholder of record is entitled to one vote for each common share held at the close of business on April 6, 1999, except to the extent that such shareholder has transferred the ownership of any shares after such date and the transferee of such shares establishes proper ownership thereof and demands not later than ten days before the meeting to be added to the list of shareholders entitled to vote at the meeting in which case such transferee will be entitle to vote such shares. The failure of any shareholder to receive a Notice of Meeting of Shareholders does not deprive the shareholder of a vote at the meeting.

                                   Ownership

   The following sets forth certain information concerning the direct and indirect beneficial ownership of common shares as at the date hereof by each person known by the directors or senior officers of the Company to be the beneficial owner of, or exercise control or direction over 5% or more of the common shares.

Shareholder                                                  Shares   Percentage
-----------                                                 --------- ----------
Sumitomo Heavy Industries Ltd.............................. 6,078,238  17.79 %

                                    Merger

   The merger involving General Scanning Inc. and Lumonics Inc. (the "Merger") was completed on March 22, 1999. Unless otherwise stated herein, the disclosures set forth in this Management Proxy Circular relate to the Company on a post Merger basis current to the date hereof.

                             Election of Directors

   During the fiscal year ended 1998, the board of directors of the Company held 5 meetings. Committees of the board held 6 meetings. During 1998, each director attended 75% or more of the aggregate total of meetings of both the board and committees thereof on which such director served.

   Below are the names of the persons for whom it is intended that votes be cast for their election as directors pursuant to the proxy which is hereby solicited unless the shareholder directs therein that his or her shares be withheld from voting. Within the minimum and maximum number of directors prescribed by the Company's articles, the board will consist of eight directors. Each director will hold office until the next annual meeting or until his successor is elected or appointed.

   Of the eight nominees, four were previously directors of General Scanning Inc. and four were previously directors of Lumonics Inc. Management does not contemplate that any of the nominees named below will be unable to serve as a director, but if that should occur for any reason prior to the meeting, where the proxy is granted to the management nominees, the management nominees reserve the right to vote for other nominees in their discretion unless directed to withhold from voting. The following table states the name, position held with the Company by each person proposed to be nominated for election as a director, the year first elected or appointed as a director, committee memberships, and the person's principal occupation and employment during the past five years.


   Name, Age                                       Year
   Principal Occupation and                       Became
   Municipality of Residence                     Director
   -------------------------                     --------
   Robert J. Atkinson, 57                          1973
   Chairman
   GSI Lumonics Inc.
   Kanata, Ontario, Canada

   Richard B. Black (2), 65                        1999
   Vice Chairman
   Oak Technology, Inc.
   Moose, Wyoming, U.S.A.

   Paul F. Ferrari (1)(2), 68                      1999
   Independent Consultant /
   Former V.P. & Treasurer
   Themo Electron Corporation
   Hobe Sound, Florida, U.S.A.

   Woodie C. Flowers (1), 55                       1999
   Pappalardo Professor of
   Mechanical Engineering at MIT
   Weston, Massachussets, U.S.A.

   Warren Scott Nix, 51                            1998
   President & Chief Operating Officer
   GSI Lumonics Inc.
   Westlake Village, California, U.S.A.

   Yukihito Takahashi, 59                          1997
   Managing Director
   Sumitomo Heavy Industries, Inc.
   Funabashi, Chiba, Japan

   Ben J. Virgillio (1)(2), 59                     1998
   President & CEO
   Rea International Inc.
   Kleinberg, Ontario, Canada

   Charles D. Winston, 57                          1999
   Chief Executive Officer
   GSI Lumonics Inc.
   Oxnard, California, U.S.A.

  (1)Member, Audit Committee
  (2)Member, Compensation Committee

   Robert J. Atkinson has served as Chairman of the board of directors of the Company since January 1997. Prior to January 1997, Mr. Atkinson also served as Chief Executive Officer of the Company.

   Richard Black has served as Vice Chairman of Oak Technology, Inc. since March 1999, as President of Oak from January 1998 to March 1999, and has been a director of Oak since 1988. He has served as Chairman of the board of directors of ERCM Incorporated since 1983. He also serves as a director of Oak Technology, Inc., Morgan Group, Inc., Gabelli Funds, Inc., Benedetto Gartland, Inc. and Grand Eagle Companies.

   Paul F. Ferrari has been an independent consultant since 1991. Previously, he was Vice president of Thermo Electron Corporation from 1988 to 1991 and was Treasurer of Thermo Electron Corporation from 1967 to 1988. He also serves as a director of Thermedics Inc. and ThermoTrex Inc.

   Woodie Flowers, Ph.D., is the Pappalardo Professor of Mechanical Engineering at Massachusetts Institute of Technology. Professor Flowers also served as a Professor of Teaching Innovation at the MIT School of Engineering from 1991 to 1993 and was Head of the Systems Design Division at MIT from 1989 to 1991. He also serves as a director of Nypro, Inc. and is a member of the National Academy of Engineering.

   Warren Scott Nix has been President and Chief Executive Officer of the Company since January 1997. Prior to that time, Mr. Nix was President and Chief Operating Officer of the Company. Prior to January 1996, Mr. Nix was Vice President, Operations of the Company and prior to July 1994, was Executive Vice President and General Manager of the Nuclear Division of Allied Signal Inc.

   Yukihito Takahashi has been the Managing Director of Sumitomo Heavy Industries, Ltd. since June 1997 and prior to that time was a Director of Sumitomo Heavy Industries, Ltd.

   Benjamin J. Virgilio is the President and Chief Executive Officer of Rea International Inc., an automotive fuel systems manufacturer. Prior to May 1995, Mr. Virgilio was a business consultant. Prior to November 1993, he was President and Chief Executive Officer of A.G. Simpson Limited.

   Charles D. Winston served as President and Chief Executive Officer of General Scanning Inc. since September 1988. Prior to joining General Scanning Inc., from 1986 to 1988, Mr. Winston served as a management consultant. In 1986, Mr. Winston was an officer of Savin Corporation. From 1981 to 1985, he served as a Senior Vice President of Federal Express Corporation.

                Security Ownership of Directors and Management

   The following table shows the number of common shares, the Company's only class of equity securities, of the Company beneficially owned by each of the directors, the nominees for election as a director, the named executive officers (see "Executive Compensation" below), as well as by the directors, the nominees for election as a director, and the executive officers of the Company as a group, as of April 6, 1999:

                        Amount and
                         Nature of
Name of                 Beneficial   Percentage of
Beneficial Owner       Ownership (1) Common Shares
----------------       ------------- -------------
Robert J. Atkinson,     141,249(2)          *
Chairman and Director
Kanata, ON
Patrick D. Austin,       32,499(3)          *
Vice President, Sales
Ojai, CA
Richard B. Black,        14,817(4)          *
Director
Moose, WY

                                                  Amount and
                                                   Nature of
Name of                                           Beneficial    Percentage of
Beneficial Owner                                 Ownership (1)  Common Shares
----------------                                 -------------  -------------
Desmond J. Bradley,                                  79,582(5)         *
Vice President, Finance and
Administration and
Chief Financial Officer
Stittsville, ON
Paul F. Ferrari,                                    149,518(6)         *
Director
Hobe Sound, FL
Woodie C. Flowers,                                   42,296(7)         *
Director
Weston, MA
John W. George                                       25,500(8)         *
Vice President,
Customer Support
Rochester Hills, MI
Warren Scott Nix,                                   249,083(9)         *
President, Chief Executive Officer and Director
West Lake Village, CA
Yukihito Takahashi,                                   6,666(10)        *
Director
Funabashi, Chiba, JAPAN
Ben J. Virgillio,                                     3,333(11)        *
Director
Kleinberg, ON
Charles D. Winston,                                 156,453(12)        *
Director
Oxnard, CA
All directors, nominees for
directors and executive
officers as a group (11 persons)                    901,266         2.64

--------
*  Less than 1%.
(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 6, 1999, whether pursuant to the exercise of options, conversion of securities or otherwise. Each beneficial owner's percentage of ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable (or convertible) within 60 days of April 6, 1999 have been exercised. Unless otherwise noted in the footnotes below, the Company believes all persons named in the table have sole voting power and investment power with respect to all common shares beneficially owned by them. Statements as to ownership of common shares are based upon information obtained from the directors, nominees and executive officers and from records available to the Company.
(2) Includes 126,249 common shares subject to options.
(3) All common shares subject to options.
(4) Includes 8,082 common shares subject to options.
(5) Includes 74,582 common shares subject to options.
(6) Includes 24,920 common shares subject to options.
(7) Includes 2,694 common shares subject to options.
(8) Includes 25,000 common shares subject to options.
(9) Includes 237,083 common shares subject to options.
(10) All common shares subject to options.
(11) All common shares subject to options.
(12) Includes 34,834 common shares subject to options. Does not include 75,000 shares which may be acquired upon achieving certain performance goals which the Company does not expect to be reached within 60 days.

                            Executive Compensation

   The following table, presented in accordance with the rules of the United States Securities and Exchange Commission, sets forth information with respect to the compensation earned during the fiscal years ended December 31, 1998, 1997 and 1996 by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE
                  (All figures rounded to the nearest dollar)

                                                               Long-Term
                                                              Compensation
                                 Annual Compensation             Awards
                         ------------------------------------ ------------
                                                               Securities
                                                                 Under
Name and                 Fiscal                  Other Annual   Options     All Other
Principal Position        Year   Salary   Bonus  Compensation   Granted    Compensation
-----------------------  ------ -------- ------- ------------ ------------ ------------
Robert J. Atkinson (7)    1998  $178,508 $   --   $43,650(1)    100,000
 Chairman                 1997   183,956  25,278   41,944(1)    100,000
                          1996   209,598 110,011   40,837(1)          0
Warren Scott Nix          1998   275,000     --          (4)    120,000
 President and Chief      1997   275,000  37,500         (4)    240,000     60,000(2)
 Executive Officer        1996   215,000 113,000         (4)          0
Patrick D. Austin V.P.    1998   153,000  18,337  23,456 (5)     70,000
 Sales                    1997   153,000  25,400         (4)     40,000
                          1996   142,000  55,739         (4)          0
Desmond J. Bradley (7)    1998   107,105     --   21,881 (3)     70,000
 V.P. Finance and Chief   1997   109,526  11,195  19,692 (3)     45,000
 Financial Officer        1996   105,921  38,137  18,454 (3)          0
John W. George            1998   119,615     --   18,829 (6)     60,000
 V.P. Customer Support    1997   110,000   8,300  15,854 (6)     32,500
                          1996    95,000  16,720  13,858 (6)          0

--------
(1) For 1998, 1997 and 1996, includes total amounts accrued of $35,738, $34,689 and $33,982 with respect to a deferred retirement benefit.
(2) Includes $60,000 with respect to the forgiveness of a demand loan.
(3) For 1998, 1997 and 1996, includes total amounts accrued of $15,255, $14,808 and $13,071 with respect to a deferred retirement benefit and $5,823, $4,064 and $4,764 of automobile expenses.
(4) Perquisites and Personal Benefits do not exceed the lesser of $50,000 and 10% of the total of the annual salary and bonus of the executive.
(5) For 1998, includes $9,412 with respect to the 401K Company match, and $8,700 of automobile allowance.
(6) For 1998, 1997 and 1996 includes $8,700, $6,600 and $5,400 of automobile allowance and $6,292, $6,004 and $5,778 with respect to the 401K Company match.
(7) For 1998, 1997 and 1996 compensation paid in Canadian dollars has been translated to U.S. dollars at the following rates: 0.6741, 0.7222 and 0.7334.

Stock Option Plans

   The Company has entered into option agreements ("Option Agreements") dated May 11, 1994 (the "Date of Grant") with five executive officers under which options to purchase 700,000 common shares were granted, at an exercise price of Cdn$4.00 per share. As at the date hereof there are options to acquire 131,250 common shares outstanding under the Option Agreements. The options granted pursuant to the Option Agreements will expire on September 14, 2001.

   On September 1, 1994, the Company adopted a stock option plan for key employees and directors (the "Plan").

   As of the date hereof, there are outstanding options held by 65 employees and directors to acquire 208,075 common shares under the Plan, all of which options were granted on September 1, 1994. The exercise price of all outstanding options under the Plan is Cdn$7.00 per share. All outstanding options under the Plan will expire September 14, 2001. No additional options will be granted under the Plan.

   On September 14, 1995, the Company established the 1995 Stock Option Plan for Employees and Directors (the "1995 Plan") for the benefit of employees (including contract employees) and directors of the Company. Subject to the requirements of the 1995 Plan, the Compensation Committee or in lieu thereof, the Board of Directors, has the authority to select those directors and employees to whom options will be granted, the number of options to be granted and the price at which the common shares may be purchased. The exercise price of options granted under the 1995 Plan must be equal to the closing price of the Company's common shares on The Toronto Stock Exchange or in lieu thereof, NASDAQ, on the trading day immediately preceding the date of grant. The exercise period of each option is determined by the Compensation Committee but may not exceed 10 years. The Compensation Committee has the power to amend, modify or terminate the 1995 Plan provided that optionee's rights are not materially adversely affected and subject to any approvals required under the applicable regulatory requirements. A maximum of 1,906,000 options to purchase common shares are permitted to be issued under the 1995 Plan. As at the date hereof, options to purchase an aggregate of approximately 1,617,487 common shares are outstanding under the 1995 Plan to employees and directors at prices ranging from Cdn$14.50 per share to Cdn$28.00 per share. At the meeting, shareholders will be asked to consider a resolution to increase the number of options which are permitted to be granted under the 1995 Plan to 2,906,000. See "Resolution No. 1--Proposal to Amend the 1995 Stock Option Plan."

   No past financial assistance has been given to participants to assist them in purchasing common shares under the 1995 Plan, nor is such financial assistance contemplated. The 1995 Plan contains no provision for the Company to provide any such assistance.

   In accordance with the terms of the Merger, all outstanding options or warrants to purchase General Scanning Inc, common stock were assumed by the Company and currently represent options to purchase an aggregate of approximately 2,142,423 common shares of the Company.

   The following table provides information regarding options granted by the Company during the fiscal year ended December 31, 1998 to the Named Executive
Officers:

                                                                            Potential
                                                                        Realizable Value
                                                                        At Assumed Annual
                                                                          Rate of Share
                           Number     Percent of                              Price
                         of Shares  Total Options  Exercise             Appreciation for
                         Underlying   Granted to    or Base              Option Term (3)
                          Options     Employees      Price   Expiration -----------------
Name                      Granted   in Fiscal Year ($/SH)(1)  Date (2)   5%($)    10%($)
----                      -------   -------------- --------- ---------- -------- --------
 Robert J. Atkinson       100,000        11.4%       $4.92    2 Nov 03  $136,000 $300,000
 Chairman
 Warren Scott Nix         120,000        13.6%       $4.92    2 Nov 03  $163,200 $360,000
 President and Chief
 Executive Officer
 Patrick D. Austin         70,000         8.0%       $4.92    2 Nov 03  $ 95,200 $210,000
 V.P. Sales
 Desmond J. Bradley        70,000         8.0%       $4.92    2 Nov 03  $ 95,200 $210,000
 V.P. Finance and
 Chief Financial Officer
 John W. George            60,000         6.8%       $4.92    2 Nov 03  $ 81,600 $180,000
 V.P. Customer Support

--------
(1) The exercise price and potential realizable value is expressed in US$ using an exchange rate of 0.6741.

(2) The options were granted on November 2, 1998. Fifty percent will vest when the price per option share on the Toronto Stock Exchange over any period of 20 consecutive trading days subsequent to the date of grant (the "Strike Price") reaches CDN$15. The other fifty percent will vest when the Strike Price reaches CDN$20. The vesting conditions may be changed on 60 days notice to the optionee. Options may be exercised once vested any time after the first anniversary of the date of grant but not after the fifth anniversary of the date of grant.
(3) This column shows the hypothetical gain of the options granted based on assumed annual share appreciation rates of 5% and 10% above the exercise price over the full term of the option. The 5% and 10% rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate of future the Company's common share prices.

           AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED
              DECEMBER 31, 1998 AND FISCAL YEAR END OPTION VALUES

                    Securities                                        Value (2) of Unexercised
                     Acquired   Aggregate    Unexercised Options at    in-the-Money Options at
                        on        Value         December 31, 1998         December 31, 1998
      Name and       Exercise  Realized (1) Exercisable/Unexercisable Exercisable/Unexercisable
 Principal Position     (#)        ($)          (#)          (#)           ($)          ($)
 ------------------ ---------- ------------ ------------ ------------ ------------- ------------
Robert J. Atkinson     --          --             97,917      183,333 $     148,298         --
 Chairman
Warren Scott Nix       --          --            158,750      280,000      $104,651         --
 President and
 Chief Executive
 Officer
Patrick D. Austin      --          --             19,167      103,333       $ 3,370         --
 V.P. Sales
Desmond J. Bradley     --          --             62,917      108,333      $ 78,362         --
 V.P. Finance and
 Chief Financial
 Officer
John W. George         --          --             15,000       82,500       $ 1,348         --
 V.P. Customer
 Support

--------
(1) Market value of the underlying shares on the date of exercise less the option exercise price.
(2) Market value of shares covered by in-the-money options on December 31, 1998, less the option exercise price. Options are in-the-money if the market value of the share covered thereby is greater than the option exercise price.

                     Management Contracts and Indebtedness

   On April 13, 1998 GSI Lumonics Inc. concluded change in control agreements (the "Agreements") with its Chairman and members of its executive management team. The Agreements were effective January 1, 1998, will continue for a minimum term of three years and will automatically extend for periods of one year after the initial term unless notice is given by the Company or the individual at least 90 days prior to the expiration of the current period that the Agreement shall not be extended. The Company entered into these Agreements with each of the following individuals: Robert Atkinson, W. Scott Nix, Pat Austin, Desmond Bradley and John George.

   Each such employee's Agreement provides for a severance payment if a change of control of the Company occurs or employment with the Company is terminated under certain circumstances.

   Under the Agreements entered into with each of Mr. Atkinson and Mr. Nix, the severance payment is equal to twice the sum of (1) annual salary plus (2) average target and actual bonus payments for the last two years plus (3) the cost of certain employment benefits. If the payment is as a result of a change of control of the Company, the benefit is calculated as three times the previously noted sum.

   Under the Agreements entered into with each of Messrs. Austin, Bradley and George, the severance payment is equal to a factor (one month times the number of months employed with the Company, minimum one year, maximum two years) times the sum of (1) annual salary plus (2) average target and actual bonus payments for the last two years plus (3) the cost of certain employment benefits. If the payment is as a result of a change of control of the Company, the factor is increased by one year.

                     Composition of Compensation Committee

   The Compensation Committee (the "Committee") determines all aspects of compensation payable to the Chief Executive Officer and the senior executives named in the Summary Compensation Table. As at December 31, 1998 the Committee was composed of three members of the then existing Board of Directors:
Benjamin J. Virgilio; Charles J. Gardner; and Atsushi Naitoh. Mr. Gardner is Secretary of the Company and provides legal services to it, but is not an employee.

            Compensation Committee Report on Executive Compensation

   The executive compensation policy of the Company has as its goals the following:

    (1) to provide executives with compensation that is fair and competitive in the market place;

    (2) to incent executives to meet and exceed financial and other strategic objectives; and

    (3) to raise the perspectives of executives from simply increasing the size of the Company to taking a strategic path toward increasing shareholder value.

Salary

   Base salaries are determined on an individual basis taking into consideration the individual's position in the Company, the individual's ability to contribute to the Company's performance and amounts paid by technology companies of similar size for comparable positions.

Annual Bonus

   Each executive officer has the opportunity to earn an annual bonus. The amount of the bonus is tied to specific financial goals that are approved by the Compensation Committee. The amount of the potential bonuses vary based upon the executive officer's position in the Company, ability to impact on Company performance and degree of responsibility.

Long Term Incentives

   Executives may participate in the Company's stock option plans (the "Plans"). The Plans are administered by the Compensation Committee which designates the individuals who are to be granted options, the number of options to be granted and other terms and conditions of the options. The number of stock options granted to executive officers are based upon the same factors as are relevant in setting their salaries and annual bonuses.

Chief Executive Officer's Compensation

   Warren Scott Nix has served the Company from 1982 to 1985 and from 1993 to the present. During these periods he has held a number of senior executive positions including Vice-President and Chief Operating Officer, President and Chief Executive Officer and Chairman. In setting Mr. Nix's salary and target bonus for the year ended December 31, 1998 the Committee reviewed salaries and bonuses paid to other chief executive officers of technology companies of similar size and considered his ability to impact on the achievement of the Company's objectives. For the year ended December 31, 1998, Mr. Atkinson's target bonus was 55% of his base salary. Options to purchase 120,000 common shares were granted to Mr. Nix in 1998 an exercise price of Cdn$7.30.

                    Report Submitted by: Benjamin J. Virgilio
                                         Charles J. Gardner, and
                                         Atsushi Naitoh.

Compensation of Directors

   During the most recently completed financial year, Company directors who were not employees of the Company or representatives of Sumitomo Heavy Industries Limited received an annual retainer of $7,500 and an attendance fee of $1,000 for attending meetings of shareholders, the Board of Directors and committees of the Board of Directors. In addition, upon initial election and every third year thereafter, they receive an option to purchase 10,000 common shares of the Company with an exercise price of fair market value on the date of grant. Directors who are employees of the Company receive no remuneration for serving as members of the Board of Directors. Directors who represent Sumitomo Heavy Industries Limited received an option to purchase 10,000 common shares of the Company with an exercise price of fair market value on the date of grant upon their initial election and every third year thereafter. All directors, other than those representing Sumitomo Heavy Industries Limited, were entitled to reimbursement by the Company for all reasonable expenses incurred in attending meetings of shareholders, the Board of Directors and committees of the Board of Directors. No additional compensation is paid to the chairs of the various committees.

                             Corporate Governance

   The Toronto Stock Exchange ("TSE") has adopted guidelines for effective corporate governance (the "TSE Guidelines") addressing matters such as the constitution of and functions to be performed by the board of Directors and its committees. The TSE requires that each listed corporation disclose its approach to corporate governance with reference to these guidelines on an annual basis and that where a Company's governance system differs from the TSE Guidelines, to give an explanation of the difference.

Board Responsibility

   The Company's Board of Directors takes responsibility for stewardship of the company. It discharges its responsibility directly and through the Audit Committee and Compensation Committee. The Board of Directors meets quarterly to review the business operations and financial results of the Company. Meetings of the Board of Directors include regular meetings with management to discuss specific aspects of the operations of the Company. Meetings of the Board of Directors are held at various facilities of the Company so as to allow directors to gain a better understanding of business operations.

   Specific responsibilities of the Board of Directors include:

    .  reviewing and approving the Company's strategic and operating plans;

    . ensuring the implementation of systems to manage the principal risks of the business;

    . reviewing and approving significant operational and financial matters and providing direction to management on these matters;

    . succession planning including the appointment, training and monitoring of senior management;

    . formulating policies to ensure effective communications with shareholders; and

    . ensuring that management has implemented the control and information systems necessary to ensure reliable financial reporting, compliance with applicable laws and regulations and effective management.

Board Composition

   The Board of Directors of the Company has eight members of which five are "unrelated". An "unrelated" director, under the TSE Guidelines, is a director who is independent of management and is free from any interest in any business or other relationship which could, or could reasonably be perceived to materially interfere with the director's ability to act with a view to the best interests of the Company, other than interests and relationships arising from shareholding.

   The Company does have a significant shareholder, SHI Canada Inc. ("SHI"), a wholly owned subsidiary of Sumitomo Heavy Industries Ltd. SHI owns approximately 17.79 percent of the issued and outstanding shares of the Company. The Company believes that the investment of minority shareholders in the Company is fairly reflected in the composition of the Board of Directors since four of the eight directors do not have interests in or relationships with either the Company or SHI.

The Board has a Chairman that is separate from management.

   The Audit Committee is composed of three outside directors all of whom are unrelated. The Committee has direct communication channels with external and internal auditors. The Committee ensures that management has fulfilled its obligation to design and implement effective systems of internal control.

   The Compensation Committee is composed of three directors all of whom are unrelated. The Committee is responsible for fixing the remuneration for the Chief Executive Officer and for those senior executive officers who report to him. The Committee also administers the Company's Stock Option Plans.

Investor Relations

   The Company has designated specific executives to be responsible for receiving shareholder feedback and comments. The Company believes that in this manner shareholder concerns are dealt with appropriately when they arise.

Other Matters

   The Company does not have a corporate governance committee or a nominating committee. Currently, the Board of Directors has responsibility for nominating new directors, ensuring that new directors are provided with appropriate orientation and education programs, assessing the effectiveness of the Board as a whole and the contribution of individual directors, reviewing the adequacy and form of compensation of directors, and approving requests of directors to engage outside advisors at the expense of the Company.

                 Directors' and Officers' Liability Insurance

   The Company maintains directors' and officers' liability insurance in the aggregate principal amount of $35,000,000 subject to a $1,000,000 deductible per loss payable by the Company. The premium payable for such insurance is currently $104,000 per year which is paid by the Company.

                         Investment Performance Graph

   The following graph assumes an investment of Cdn$100 on September 28, 1995 (the date of the closing of the Company's initial public offering) and compares the yearly percentage change in the cumulative total shareholder return on such investment to the cumulative total return of The Toronto Stock Exchange Composite for the five year period which commenced September 28, 1995 and ended on December 31, 1998.


                         LUMONICS CHART APPEARS HERE

                         30-Jun-96                         31-Mar-97 30-Jun-97 30-Sep-97 31-Dec-97           30-Jun-98
-----------------------------------------------------------  ----------------------------------  ----------------------------------
Lumonics  14.5   19.375     25.5       28       27       25     25.4     28.6     27.5    26.25    23.00    12.90     7.80     7.40
TSE 300   4500  4713.54  4970.83  5044.07  5291.07  5927.03  5850.22  6437.74  7040.23  6699.44  7558.50  7366.89  5614.12  6485.94

                                  30                                                                                 30
          Sep   Dec      Mar      Jun      Sep      Dec           31-Mar-97 30-Jun-97            Nov                 Jun
          95    95       95       96                              30-Sep-97 31-Dec-97                                98
-----------------------------------------------------------  ----------------------------------           -------------------------
Lumonics  100   133.6    175.9    193.1    186.2    172.4    175.2    197.2    189.7    181.0    158.6     89.0     53.8     51.0
TSE 300   100   104.7    110.5    112.1    117.6    131.7    130.0    143.1    156.4    148.9    168.0    163.7    124.8    144.1

                            Appointment of Auditors

   The persons named in the accompanying form of proxy intend to vote for the reappointment of Ernst & Young as auditors of the Company to hold office until the annual meeting of shareholders in 2000. Ernst & Young have served as auditors of the Company since 1993.

   Arrangements have been made for one or more representatives of Ernst & Young to attend the Meeting, which representatives will be given an opportunity to make a statement if they so desire, and to answer questions that are appropriate.

             Resolution No. 1--Amendment to 1995 Stock Option Plan

   The holders of the common shares will be asked to consider and, if thought satisfactory, to approve, with or without variation, Resolution No. 1, the full text of which is set out in Schedule "A" to this Management Proxy Circular, which resolution relates to the approval of an amendment to the Corporation's 1995 Stock Option Plan, as amended (the "1995 Plan"). The Board of Directors approved the amendment to the 1995 Plan and shareholder approval is required to meet the Rules of The Toronto Stock Exchange. At the date hereof, the amendment to the 1995 Plan is subject to regulatory approval.

   The 1995 Plan is intended to encourage ownership of common shares by employees (including contract employees) and directors and thereby provide additional incentive for them to promote the success of the Corporation in a highly competitive business environment. Under the 1995 Plan, the maximum number of common shares which may be issued is 1,906,000. The 1995 Plan is more fully described herein under the heading "Stock Options Plans." In the view of the Board of Directors, it is necessary and appropriate to increase the specified maximum number of common shares issuable under the 1995 Plan in order to permit the continued grant of options to attract and retain talented individuals in accordance with the purposes of the 1995 Plan.

Accordingly, the Board of Directors has determined that the total maximum number of common shares reserved for issuance under the 1995 Plan should be increased by 1,000,000 to 2,906,000. The new specified maximum number of shares that may be issuable under the 1995 Plan would represent approximately 8.5% of the issued and outstanding common shares at the date hereof. This increase in the 1995 Plan together with other common shares reserved for issuance pursuant to share compensation arrangements of the Corporation including the options assumed by the Corporation pursuant to the merger with General Scanning Inc. represents approximately 15.3% of the issued and outstanding common shares as of the date hereof.

   The Toronto Stock Exchange Policy requires a specified maximum number of shares issuable under the 1995 Plan to be stated therein. The Toronto Stock Exchange Policy also requires a shareholder vote to be taken where, among other matters, the maximum number of shares reserved for issuance pursuant to the stock options may exceed 10% of the outstanding shares.

Recommendation of the Board of Directors

   The Board of Directors recommends that the shareholders approve the amendment to the 1995 Plan and vote for the adoption of Resolution No. 1. In order to be effective, Resolution No. 1 must be approved by a majority of votes cast at the meeting.

       Resolution No. 2--Proposal to Approve the Shareholder Rights Plan

   Shareholders of the Company will be asked at the meeting to vote on a resolution ("Resolution No. 2") to ratify, confirm and approve a Shareholder Rights Plan (the "Rights Plan" or the "Plan"). The full text of Resolution No. 2 is set out in Schedule "B" to this Management Proxy Circular.

Adoption of Rights Plan

   The Rights Plan was unanimously adopted by the Board of Directors by resolution dated April 12, 1999. The provisions of the Rights Plan are set out in a shareholder rights plan agreement (the "Agreement") dated and effective as of April 12, 1999, between the Company and Montreal Trust Company of Canada, as Rights Agent. Under the Rights Plan, shareholders of the Company have received, for each common share issued and outstanding at 5:00 p.m. (Ottawa Time) on April 12, 1999, one right to purchase one additional common share (a "Right"), under the circumstances and on the terms described in the Agreement.

   In order to continue beyond the date of the meeting, the Plan must be confirmed by resolution passed by a majority of the votes cast by Independent Shareholders (generally, shareholders other than the Offeror or Acquiring Person, their Associates and Affiliates, and Persons acting jointly or in concert with the Offeror or Acquiring Person) who vote in respect of the Plan at the meeting. The full text of the proposed resolution is attached as Schedule "B" to this Management Proxy Circular. The Toronto Stock Exchange, on which the common shares are traded, has accepted notice from the Company of the issuance of Rights and common shares issuable on the exercise of Rights, subject to shareholder ratification of the Plan at the meeting.

   All capitalized terms used without definition under the heading "Proposal to Approve the Shareholder Rights Plan" have the meanings ascribed to them in the Agreement.

Objectives of the Rights Plan

   The Board of Directors has implemented a shareholder rights plan to ensure that, to the extent possible, in the context of a bid for control of the Company through an acquisition of the Company's common shares, shareholders will be treated equally and fairly and will be positioned to receive full value for their shares. In deciding to implement the Rights Plan, of concern to the Board of Directors was the widely held view that existing securities legislation provides too short a response time to a Company that is the subject of an unsolicited bid for control.

   Also of concern to the Board of Directors is the possibility that, under existing securities laws, the Company's shareholders could be treated unequally in the context of a bid for control. These concerns are described in more detail below.

   The Rights Plan was not adopted in response to, or in anticipation of, any pending or threatened take-over bid, nor to deter take-over bids generally. Rather, the objectives of the Rights Plan are to give adequate time for shareholders to properly assess a bid without undue pressure, for the Board of Directors to consider value-enhancing alternatives and to allow competing bids to emerge. In addition, the Rights Plan has been designed to provide shareholders of the Company with equal treatment in a bid for control of the Company.

   In adopting the Rights Plan, the Board of Directors considered the following concerns inherent in the existing legislative framework governing take-over bids:

(a) Time. Current legislation permits a take-over bid to expire in 21 days in Canada and 20 business days in the United States. The Board of Directors is of the view that this is not sufficient time to permit shareholders to consider a take-over bid and to make a reasoned and unhurried decision. The Rights Plan provides a mechanism whereby the minimum expiry period for a Take-over Bid must be 45 days after the date of the bid and the bid must remain open for a further period of 10 Business Days after the Offeror publicly announces that the shares deposited or tendered and not withdrawn constitute more than 50% of the Voting Shares outstanding held by Independent Shareholders. The Plan is intended to provide shareholders with adequate time to properly evaluate the offer and to provide the Board of Directors with sufficient time to explore and develop alternatives for maximizing shareholder value. Those alternatives could include, if deemed appropriate by the Board of Directors, the identification of other potential bidders, the conducting of an orderly auction or the development of a corporate restructuring alternative which could enhance shareholder value.

(b) Pressure to Tender. A shareholder may feel compelled to tender to a bid which the shareholder considers to be inadequate out of a concern that failing to tender may result in the shareholder being left with illiquid or minority discounted shares in the Company. This is particularly so in the case of a partial bid for less than all shares of a class where the bidder wishes to obtain a control position but does not wish to acquire all of the Voting Shares. The Plan provides a shareholder approval mechanism in the Permitted Bid provision which is intended to ensure that a shareholder can separate the tender decision from the approval or disapproval of a particular take-over bid. By requiring that a bid remain open for acceptance for a further 10 Business Days following public announcement that more than 50% of the Voting Shares held by Independent Shareholders have been deposited, a shareholder's decision to accept a bid is separated from the decision to tender, lessening the undue pressure to tender typically encountered by a shareholder of a Company that is the subject of a take-over bid.

(c) Unequal Treatment. While existing securities legislation has addressed many concerns of unequal treatment, there remains the possibility that control of a Company may be acquired pursuant to a private agreement in which a small group of shareholders disposes of shares at a premium to market price which premium is not shared with the other shareholders. In addition, a person may slowly accumulate shares through stock exchange acquisitions which may result, over time, in an acquisition of control without payment of fair value for control or a fair sharing of a control premium among all shareholders. The Plan addresses these concerns by applying to all acquisitions resulting in the acquiror beneficially holding greater than 20% of the Voting Shares, to better ensure that shareholders receive equal treatment.

General Impact of the Rights Plan

   In the past, shareholder rights plans have been criticized by some commentators on the basis that they may serve to deter take-over bids, to entrench management, and to place in the hands of boards of directors, rather than shareholders, the decision as to whether a particular bid for acquisition of control is acceptable. Critics of some shareholder rights plans have also alleged that they cast a needlessly wide net, thereby increasing the likelihood of an inadvertent triggering of the plan, while at the same time deterring shareholders from participating in legitimate corporate governance activities.

   The Board of Directors has considered these concerns, and believes that they have been largely addressed in the Plan.

   It is not the intention of the Board of Directors in adopting the Plan to secure the continuance of existing directors or management in office, nor to avoid a bid for control of the Company. For example, through the Permitted Bid mechanism, described in more detail below, shareholders may tender to a bid which meets the Permitted Bid criteria without triggering the Plan, regardless of the acceptability of the bid to the Board of Directors. Furthermore, even in the context of a bid that does not meet the Permitted Bid criteria, the Board of Directors will continue to be bound to consider fully and fairly any bid for the Company's common shares in any exercise of its discretion to waive application of the Plan or redeem the Rights. In discharging that responsibility, the Board of Directors must act honestly and in good faith with a view to the best interests of the Company and its shareholders.

   The Rights Plan does not preclude any shareholder from utilizing the proxy mechanism of the New Brunswick Business Corporations Act to promote a change in the management or direction of the Company, and has no effect on the rights of holders of outstanding voting shares of the Company to requisition a meeting of shareholders, in accordance with the provisions of applicable corporate and securities legislation, or to enter into agreements with respect to voting their common shares. The definitions of "Acquiring Person" and "Beneficial Ownership" have been developed to minimize concerns that the Plan may be inadvertently triggered or triggered as a result of an overly-broad aggregating of holdings of institutional shareholders and their clients.

   The Board of Directors believes that the dominant effect of the Plan will be to enhance shareholder value, and ensure equal treatment of all shareholders in the context of an acquisition of control.

   The Rights Plan will not interfere with the day-to-day operations of the Company. The initial issuance of the Rights does not in any way alter the financial condition of the Company, impede its business plans or alter its financial statements. In addition, the Rights Plan is initially not dilutive and is not expected to have any effect on the trading of common shares. However, if a Flip-In Event occurs and the Rights separate from the common shares, as described in the summary below, reported earnings per share and reported cash flow per share on a fully-diluted or non-diluted basis may be affected. In addition, holders of Rights not exercising their Rights after a Flip-In Event may suffer substantial dilution.

   The Rights Plan may, however, increase the price to be paid by a potential Offeror to obtain control of the corporation and may discourage certain transactions, including Take-over Bids for less than all the Voting Shares of the Company. Accordingly, the Rights Plan may deter some Take-over Bids.

Recent Developments

   The Board of Directors believes that the results of several recent unsolicited take-over bids in Canada demonstrate that shareholder rights plans can enhance shareholder value without removing the ultimate decision from the shareholders. In a number of instances, a change of control was achieved following an unsolicited bid in circumstances where the ultimately successful bid was substantially better than the original offer made by the bidder. There can be no assurance however that the Rights Plan, if approved, would serve to cause a similar result.

   In recent decisions, the Ontario Securities Commission has indicated that the board of directors of a Company confronted with an unsolicited take-over bid will not be allowed to maintain a shareholder rights plan indefinitely to keep a bid from the shareholders; however, these decisions also indicate that so long as the board of directors is actively and realistically seeking value-maximizing alternatives, shareholder rights plans may serve a legitimate purpose.

Terms of the Rights Plan

   The following is a summary of the terms of the Rights Plan. The summary is qualified in its entirety by the full text of the Agreement, copies of which will be made available to Shareholders of record upon request made to GSI Lumonics Inc., 105 Schneider Road, Kanata, Ontario, K2K 1Y3, Attention:
Secretary.

                              Issuance of Rights

   One Right has been issued by the Company in respect of each common share outstanding at 5:00 p.m. (Ottawa Time) on April 12, 1999, and one Right will be issued in respect of each common share of the Company issued thereafter, prior to the earlier of the Separation Time and the Expiration Time. Each Right entitles the registered holder thereof to purchase from the Company one common share at the exercise price of Cdn$200, subject to adjustment and certain anti-dilution provisions (the "Exercise Price"). The Rights are not exercisable until the Separation Time. If a Flip-In Event occurs, each Right will entitle the registered holder to receive, upon payment of the Exercise Price, common shares of the Company having an aggregate market price equal to twice the Exercise Price.

                               Trading of Rights

   Until the Separation Time (or the earlier termination or expiration of the Rights), the Rights will be evidenced by the certificates representing the common shares of the Company and will be transferable only together with the associated common shares. From and after the Separation Time, separate certificates evidencing the Rights ("Rights Certificates"), together with a disclosure statement prepared by the Corporation describing the Rights, will be mailed to holders of record of common shares (other than an Acquiring Person) as of the Separation Time. Rights Certificates will also be issued in respect of common shares issued prior to the Expiration Time to each holder (other than an Acquiring Person) converting, after the Separation Time, securities ("Convertible Securities") convertible into or exchangeable for common shares. The Rights will trade separately from the common shares after the Separation Time.

                                Separation Time

   The Separation Time is the Close of Business on the eighth Business Day after the earlier of (i) the "Stock Acquisition Date", which is generally the first date of public announcement of facts indicating that a Person has become an Acquiring Person; and (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Company or any subsidiary of the Company) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, so long as such bid continues to satisfy the requirements of a Permitted Bid or Competing Permitted Bid). In either case, the Separation Time can be such later Business Day as may from time to time be determined by the Board of Directors. If a Take-over Bid expires or is cancelled, terminated or otherwise withdrawn prior to the Separation Time, it shall be deemed never to have been made.

                               Acquiring Person

   In general, an Acquiring Person is a Person who is the Beneficial Owner of 20% or more of the Company's outstanding common shares and any other shares in the share capital or any voting interest of the Company entitled to vote generally on the election of directors ("Voting Shares"). Currently, no Voting Shares other than the common shares are outstanding. Excluded from the definition of "Acquiring Person" are the Company and its subsidiaries, and any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one more or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition and a Pro Rata Acquisition. The definitions of "Voting Share Reduction", "Permitted Bid Acquisition", "Exempt Acquisition" and "Pro Rata Acquisition" are set out in the Agreement. However, in general:

(a) a "Pro Rata Acquisition" means an acquisition of Voting Shares pursuant to a dividend reinvestment plan, share purchase plan, stock dividend, a stock split or other similar event. It also means the acquisition or exercise of share purchase rights distributed pursuant to a bona fide rights offering or a public or private distribution of Voting Shares or Convertible Securities (including a conversion or exchange of such

   Convertible Securities) but only if the acquisition allows the acquirer to maintain its percentage holding of Voting Shares;

(b) a "Voting Share Reduction" means an acquisition or redemption by the Company of Voting Shares;

(c) an "Exempt Acquisition" means a share acquisition in respect of which the Board of Directors has waived the application of the Plan or which was made prior to the date of the Agreement; and

(d) a "Permitted Bid Acquisition" means an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid.

   Also excluded from the definition of "Acquiring Person" are underwriters acting in connection with a bona fide distribution of securities to the public.

                             Beneficial Ownership

   In general, a Person is deemed to Beneficially Own common shares actually held by others in circumstances where those holdings are or should be grouped together for purposes of the Plan. Included are holdings by the Person's Affiliates (generally, a person that controls, is controlled by, or under common control with another person) and Associates (generally, relatives sharing the same residence). Also included are securities which the Person or any of the Person's Affiliates or Associates has the right to acquire within 60 days (other than customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a distribution of securities, and other than pledges of securities in the ordinary course of business).

   A Person is also deemed to "Beneficially Own" any securities that are Beneficially Owned (as described above) by any other Person with which the Person is acting jointly or in concert.

   The definition of "Beneficial Ownership" contains several exclusions whereby a Person is not considered to "Beneficially Own" a security. A Person shall not be deemed to be the Beneficial Owner of a security because the holder of such security has either agreed pursuant to a Permitted Lock-up Agreement to deposit or tender such security to a Take-over Bid made by such Person or such Person's Affiliate or Associate or because such security has been deposited or tendered to a Take-over Bid made by such Person or such Person's Associates or Affiliates until the earlier of such security being accepted unconditionally for payment or exchange pursuant to the Take-over Bid and such security being taken up and paid for. "Permitted Lock-Up Agreement" is defined in the Agreement; however, generally a "Permitted Lock-Up Agreement" is an agreement between a Person and one or more holders of Voting Shares to tender shares to a Take-over Bid (the "Lock-Up Bid") which agreement provides that the obligation to tender or deposit is terminable at the option of the holder of Voting Shares if another Take-over Bid is made at a price or value per Voting Share that is at least 5% in excess of the Lock-up Bid or another Take-over Bid is made for a number of Voting Shares at least 5% greater than a number of Voting Shares bid for under the Lock-Up Bid at a price or value that is not less than the price or value offered under the Lock-up Bid and in the event that the Lock-up Bid is not successful no break-up fees, top-up fees, penalties or expenses or other amounts that exceed in the aggregate the cash equivalent of 2 1/2% of the price or value payable under the Lock-up Bid to the holders of Voting Shares who are party to the Permitted Lock-up Agreement.

   There are other exemptions from the deemed "Beneficial Ownership" provisions for institutional shareholders acting in the ordinary course of business. These exemptions apply to (i) a fund manager ("Fund Manager") which holds securities in the ordinary course of business in the performance of its duties for the account of any other Person (a "Client"); (ii) a licensed trust Company ("Trust Company") acting as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent persons (each an "Estate Account") or in relation to other accounts (each an "Other Account") and which holds such security in the ordinary course of its duties for such accounts; (iii) the administrator or the trustee (a "Plan Administrator") of one or more pension funds or plans (a "Plan") registered under Canadian or U.S. law or (iv) an agency (the

"Crown Agent") established by statute, and its ordinary business or activity includes the management of investment funds for employee benefit plans, pension plans, insurance plans, or various public bodies. The foregoing exemptions only apply so long as the Fund Manager, Trust Company, Plan Administrator or Crown Agent is not then making or has not then announced an intention to make a Take-over Bid, other than an Offer to Acquire Voting Shares or other securities (X) by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market, alone or acting jointly or in concert with any other Person, (Y) pursuant to a distribution by the Company or (Z) by means of a Permitted Bid (as defined below).


   Finally, a Person will not be deemed to "Beneficially Own" a security because (i) the Person is a Client of the same Fund Manager, an Estate Account or an Other Account of the same Trust Company, or Plan with the same Plan Administrator as another Person or Plan on whose account the Fund Manager, Trust Company or Plan Administrator, as the case may be, holds such security; or (ii) the Person is a Client of a Fund Manager, Estate Account, Other Account or Plan, and the security is owned by the Fund Manager, Trust Company or Plan Administrator, as the case may be.

                                 Flip-In Event

   A Flip-In Event occurs when any Person becomes an Acquiring Person. In the event that, prior to the Expiration Time, a Flip-In Event which has not been waived occurs (see "Redemption, Waiver and Termination" below), each Right (except for Rights Beneficially Owned or which may thereafter be Beneficially Owned by an Acquiring Person or a transferee of such a Person, which Rights will become null and void) shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms of the Plan, that number of common shares having an aggregate Market Price on the date of the Flip-In Event equal to twice the Exercise Price, for the Exercise Price (such Right being subject to anti-dilution adjustments). For example, if at the time of the Stock Acquisition Date the Exercise Price is $200.00 and the Market Price of the common shares is $40.00, the holder of each Right would be entitled to purchase common shares having an aggregate Market Price of $400.00 (that is, 10 common shares) for $200.00 (that is, a 50% discount from the Market Price).

                   Permitted Bid and Competing Permitted Bid

   A Permitted Bid is a Take-over Bid made by way of a Take-over Bid circular and which complies with the following additional provisions:

(a) the Take-over Bid is made to all holders of record of Voting Shares wherever resident as registered on the books of the Company, other than the Offeror;

(b) the Take-over Bid contains, and the take-up and payment for the securities tendered or deposited thereunder is subject to, irrevocable and unqualified conditions that:

(i) no Voting Shares shall be taken-up or paid for pursuant to the Take-over Bid (a) prior to the Close of Business on the date which is not to be less than 45 days following the date of the Take-over Bid and (b) unless at the Close of Business on that date, the Voting Shares deposited or tendered pursuant to the Take-over Bid and not withdrawn constitute more than 50% of the Voting Shares outstanding which are held by Independent Shareholders;

(ii) unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time prior to the Close of Business on the date of the first take up of or payment for Voting Shares;

(iii) any \Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

  (iv) if more than 50% of the Voting Shares held by Independent Shareholders are deposited or tendered pursuant to the Take-over Bid and not withdrawn, the Offeror will make a public announcement of that fact and the Take-over Bid shall remain open for deposits and tenders of Voting Shares for not less than 10 Business Days from the date of such public announcement.

   If a Permitted Bid ceases to be a Permitted Bid because it ceases to meet any or all of the criteria at any time, any acquisition of Voting Shares made pursuant to such Permitted Bid, including any acquisition of Voting Shares made prior to such time, ceases to be an acquisition of Voting Shares made pursuant to a Permitted Bid (or a Competing Permitted Bid, as described below).

   A Competing Permitted Bid is a Take-over Bid that is made after a Permitted Bid has been made but prior to its expiry, and satisfies all the requirements of a Permitted Bid as described above, except that a Competing Permitted Bid is not required to remain open for 45 days so long as it is open until the later of 21 days after the date of the Competing Permitted Bid and 45 days after the earliest date on which any other Permitted Bid or Competing Permitted Bid then in existence was made.

                      Redemption, Waiver and Termination

(a) Redemption of Rights. The Board of Directors acting in good faith may, with prior shareholder approval, at any time prior to the later of the Stock Acquisition Date and the Separation Time, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $.0001 per Right, appropriately adjusted for anti-dilution as provided in the Agreement (the "Redemption Price").

(b) Waiver of Inadvertent Acquisition. The Board of Directors is required to waive the application of the Plan in respect of the occurrence of any Flip-In Event if (i) the Board of Directors has determined, following the Stock Acquisition Date and prior to the Separation Time, that a Person became an Acquiring Person under the Plan; and (ii) the Acquiring Person, within 10 days after the determination by the Board of Directors or such later date as the Board of Directors may determine (the "Disposition Date"), has reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the person remains an Acquiring Person at the Close of Business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date.

(c) Permitted Bid Acquisition. In the event that a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid, more than 50% of the outstanding common shares (including shares held at the date of the bid), the Board of Directors shall, immediately upon the consummation of the acquisition, be deemed to have elected to redeem the Rights at the Redemption Price.

(d) Discretionary Waiver with Mandatory Waiver of Concurrent Bids. The Board of Directors may, prior to the occurrence of the relevant Flip-In Event, upon prior written notice to the Rights Agent, waive the application of the Plan to a Flip-In Event that may occur by reason of a Take-over Bid made by means of a Take-over Bid circular to all holders of record of Voting Shares. However, if the Board of Directors waives the application of the Plan, the Board of Directors shall be deemed to have waived the application of the Plan, in respect of any other Flip-In Event occurring by reason of such a Take-over Bid made prior to the expiry of a bid for which a waiver is, or is deemed to have been, granted.

(e) Waiver on Agreement to Reduce Beneficial Ownership by Acquiring Person. The Board of Directors may, prior to the Close of Business on the eighth Business Day following a Stock Acquisition Date or such later Business Day as it may from time to time determine, upon prior written notice to the Rights Agent, waive the application of the Plan to a Flip-In Event, provided that the Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Company, acceptable to the Board of Directors, to do so within 10 days of the date on which such contractual arrangement is entered into or such later date as the Board of Directors may determine) such that at the time the waiver becomes effective, the Person having acquired the Voting Shares is no longer an Acquiring Person. If such a waiver becomes effective prior to the Separation Time, the applicable Flip-In Event shall be deemed not to have occurred.

(f) Redemption of Rights on Withdrawal or Termination of Bid. Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time and prior to the occurrence of a Flip-In Event, or if the Board of Directors grant a waiver under the circumstances described in (e) above after the Separation Time, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being so redeemed, all the provisions of the Plan shall continue to apply as if the Separation Time had not occurred and Rights Certificates had not been mailed, and the Separation Time shall be deemed not to have occurred.

   If the Board of Directors is deemed to have elected or elects to redeem the Rights as described in paragraphs (a) or (c) above, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights is to receive the Redemption Price. Within 10 days of any such election or deemed election to redeem the Rights, the Company will notify the holders of the common shares or, after the Separation Time, the holders of the Rights.

                           Anti Dilution Adjustments

   The Exercise Price of a Right, the number and kind of securities subject to purchase upon exercise of a Right, and the number of Rights outstanding, will be adjusted in certain events, including;

(a) if there is a stock dividend (other than pursuant to any dividend reinvestment plan) on the common shares, or a subdivision or consolidation of the common shares, or an issuance of common shares (or Convertible Securities) in respect of, in lieu of or in exchange for common shares; or

(b) if the Company fixes a record date for the distribution to all holders of common shares of certain rights or warrants to acquire common shares or Convertible Securities, or for the making of a distribution to all holders of common shares or evidences of indebtedness or assets (other than regular periodic cash dividends or stock dividends payable in common shares) or other securities.

   No adjustment in Exercise Price will be made unless it represents, on a cumulative basis with other unreflected adjustments, at least a 1% change in the Exercise Price.

                          Supplements and Amendments

   The following changes may be made subject to subsequent ratification by the holders of the common shares or, after the Separation Time, Rights:

(a) changes that the Board of Directors, acting in good faith, determines are necessary to maintain the validity of the Agreement and the Rights as a result of any change in any applicable legislation, regulation or rules; and

(b) changes to the Plan in order to cure any clerical or typographical error.

   Subject to the above exceptions, after the Meeting, any amendment, variation or deletion of or from the Agreement and the Rights, is subject to the prior approval of the holders of common shares, or, after the Separation Time, the holders of the Rights:

                              Shareholder Review

   At or prior to the first annual meeting of shareholders of the Company following the third anniversary of the date of the Agreement, the Board of Directors must submit to the shareholders a resolution ratifying the continued existence of the Plan. If a majority of common shares held by Independent Shareholders who vote in respect of such resolution are voted against the continued existence of the Plan, the Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the then current Redemption Price.

Otherwise, the Plan, if ratified, confirmed and approved at the Meeting, and ratified after its third anniversary, will remain in force for a period of six years.

Vote Required

   Shareholder ratification of the Plan is not required by law but is required by The Toronto Stock Exchange on which the common shares are listed. In addition, the Board of Directors has determined that it would not, in any event, allow the Plan to remain in force without shareholder approval. If the Plan is not approved at the Meeting by the affirmative vote of holders of a majority of the common shares voted by Independent Shareholders present in person or represented by proxy, the Plan will thereupon effectively become void and of no further force and effect.

   The Board of Directors reserves the right to alter any terms of or not to proceed with the Plan at any time prior to the Meeting in the event that the Board of Directors determines that it would be in the best interests of the Company and its shareholders to do so, in light of subsequent developments.

Recommendation of the Board of Directors

   The Board of Directors has determined that the Rights Plan is in the best interests of the Company and the holders of its common shares. The Board of Directors unanimously recommends that the shareholders approve the Rights Plan and vote for the adoption of Resolution No. 2.

                                Other Business

   Management does not know of any matters to be brought before the Meeting other than those set forth in the Notice accompanying this Circular.

                                   Proposals

   Proposals for shareholders intended for inclusion in next year's Management Proxy Circular must be received by the Company on or before March 1, 2000.

                              Directors' Approval

   The contents and the sending of this Management Proxy Circular have been approved by the directors.

Ottawa, Ontario
April 12, 1999

By order of the Board of Directors
Charles Gardner, Q.C.
Secretary

                                 Schedule "A"

                               Resolution No. 1

                      Amendment to 1995 Stock Option Plan

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1. the proposed amendment to the 1995 Plan increasing the number of shares reserved for issuance under the 1995 Plan by 1,000,000, which change is more particularly set forth in the Management Proxy Circular for the Corporation's Annual and Special Meeting of Shareholders on May 11, 1999 be and the same are hereby authorized and approved; and

2. any officer or director of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

                                 Schedule "B"

                               Resolution No. 2

                    Approval of the Shareholder Rights Plan

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1. the Shareholder Rights Plan evidenced by the Shareholder Rights Plan Agreement made as of April 12, 1999 between the Company and Montreal Trust Company of Canada, be and it is hereby ratified, confirmed and approved;

2. any officer or director of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination; and

3. the directors of the Company may in their discretion revoke this resolution before it is implemented, without further notice to, or approval of the shareholders.

                               GSI LUMONICS INC.

      Proxy for the Annual and Special Meeting to be held on May 11, 1999

      THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE CORPORATION

The undersigned shareholder of GSI Lumonics Inc. (the "Corporation") hereby appoints Robert Atkinson or failing him, Charles Winston, or instead of them as proxy of the undersigned with the power of
------------------------
substitution to attend and vote for and on behalf of the undersigned at the Annual and Special Meeting of the Shareholders of the Corporation to be held on Tuesday, May 11, 1999 and at any adjournment or adjournments thereof, in the same manner, to the same extent and with the same powers as if the undersigned were present at the said meeting or any adjournment or adjournments thereof and without limiting the general authorization and power hereby granted, the persons named above are specifically directed to vote as follows:

1.    ELECTION OF DIRECTORS LISTED IN THE ACCOMPANYING MANAGEMENT PROXY
      CIRCULAR.

                             [_]  For             [_]  Withhold



2. APPOINTMENT OF ERNST & YOUNG AS AUDITORS AND AUTHORIZING THE BOARD OF DIRECTORS TO FIX THEIR REMUNERATION.

                             [_]  For             [_]  Withhold



3.    RESOLUTION NO. 1--PROPOSAL TO AMEND 1995 STOCK OPTION PLAN.

                             [_]  For             [_]  Against



4.    RESOLUTION NO. 2--PROPOSAL TO APPROVE SHAREHOLDER RIGHTS PLAN.

                             [_]  For             [_]  Against


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If the officers named in this proxy are appointed by the undersigned and no direction is made, such officers will vote in favour of the resolution.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. If not dated, this proxy is deemed to bear the date on which it is mailed by the person making the solicitation.

Dated the             day of                , 1999.



                                                 -------------------------------
                                                 (Signature of Shareholder)



                                                 -------------------------------
                                                 (Signature if held jointly)

NOTES:

1. The shares represented by this proxy will be voted unless authority to vote is withheld. This proxy confers authority for the above named to vote in their discretion with respect to amendments or variations to the matters identified in the notice of the meeting accompanying this proxy or other matters which may properly come before the meeting.

2. Each shareholder has the right to appoint a person to represent such shareholder at the meeting other than the persons specified above. Such right may be exercised by inserting in the blank space provided the name of the person to be appointed who need not be a shareholder of the Corporation.

3. This proxy is not valid unless signed and dated. Where shares are held jointly, tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shareholder is a corporation, this proxy must be executed by an authorized person under corporate seal. If a partnership, please sign in partnership name by authorized person.